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                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT

         THIS FIRST AMENDMENT dated as of July 2, 2003 (this "Amendment") amends the Reimbursement Agreement dated as of July 2, 2002 (the "Reimbursement Agreement") between Williams-Sonoma, Inc. (the "Parent") and Fleet National Bank (the "Bank"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Reimbursement Agreement.

         WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

         WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

         1.1 Amendment to Facility Size. Recital A is amended by replacing the reference to "$32,500,000" with "$40,000,000".

         1.2      Amendments to Definitions.

         (a) The definition of "Credit Agreement" is amended in its entirety to read as follows:

                  "Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of October 22, 2002 among the Parent, various financial institutions and Bank of America, N.A., as administrative agent.

         (b) The definition of "Maturity Date" is amended by replacing the reference to "first anniversary" with "second anniversary".

         1.3 Amendment to Section 2.1. Section 2.1 is amended by restating the first proviso therein to read as follows: "provided, however, that the Letter of Credit Usage shall not exceed $40,000,000 at any time".

         1.4 Amendment to Section 2.2. Section 2.2 is amended by inserting the phrase "or via the Bank's electronic trade banking system" after the reference to "Section 9.13".

         1.5 Amendment to Section 4.2. Section 4.2 is amended by replacing the reference to "Section 7.1(a) and Section 7.1(b)" with "Section 10.1(a) and
Section 10.1(b)".

         1.6 Amendment to Section 6.9. Section 6.9 is amended by replacing the reference to "Section 8.1" with "Section 11.1".

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         1.7      Amendment to Section 6.10. Section 6.10 is amended by
replacing each reference to "Section 7.4" with "Section 10.4".

         1.8 Addition of Section 6.23. The following new Section 6.23 is added in proper sequence:

                  6.23 Tax Shelter Regulations. The Parent does not intend to treat the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4). If the Parent determines to take any action inconsistent with such intention, it will promptly notify the Bank thereof. If the Parent so notifies the Bank, the Parent acknowledges that the Bank may treat the Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Bank will maintain the lists and other records required by such Treasury Regulation.

         1.9 Amendment to Section 7.1. Section 7.1 is amended by replacing each reference to "Article 7, Article 8 and Article 9" with "Article 10, Article 11 and Article 12".

         1.10 Addition of Section 7.4. The following new Section 7.4 is added in proper sequence:

                  7.4 Tax Reporting. Promptly after the Parent notifies the Bank of any intention by the Parent to treat the Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), the Parent will deliver to the Bank a duly completed copy of IRS Form 8886 or any successor form.

         1.11 Amendment to Section 9.13. Section 9.13 is amended by (a) inserting the phrase "transmitted by e-mail," before the phrase "mailed by certified mail" and (b) inserting the phrase "transmitted by e-mail, subject to telephone confirmation of receipt," before the phrase "or when personally delivered".

         1.12 Amendment to Section 9.21. Section 9.21 is amended by inserting the following sentence at the end thereof:

         Notwithstanding anything herein to the contrary, "Confidential Information" shall not include, and the Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Letters of Credit and the transactions contemplated hereby.

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         1.13     Amendments to Section 9.22. Section 9.22 is amended by (a)
replacing the reference to "Article 7, Article 8, and Article 9" with "Article 10, Article 11 and Article 12" and (b) replacing the reference to "Article 10" with "Article 13".

         SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

         (a) each warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

         (b)      no Default exists; and

         (c) there has not occurred a material adverse change since February 2, 2003 in the business or financial condition, prospects, performance or operations of the Parent and its Subsidiaries taken as a whole or in the facts and information regarding such Persons as represented to date.

         SECTION 3 Effectiveness. The amendments and the waiver set forth herein shall become effective as of July 2, 2003 when the Bank has received the following:

         (a)      a counterpart of this Amendment executed by the Parent;

         (b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

         (c) an opinion of counsel to the Parent in form and substance reasonably acceptable to the Bank;

         (d) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank; and

         (e)      such other documents as the Bank may reasonably request.

         SECTION 4 Miscellaneous.

         4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to "Reimbursement Agreement" or similar terms shall refer to the Reimbursement Agreement as amended hereby.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

                                       -3-

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         4.3      Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

         4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

                                       -4-

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         Delivered as of the day and year first above written.

                                      WILLIAMS-SONOMA, INC.

                                      By: /s/ Sharon L. McCollam
                                          ---------------------------------
                                      Title: Executive Vice President
                                             Chief Financial Officer

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                                      FLEET NATIONAL BANK

                                      By: /s/ Stephen J. Garvin
                                          --------------------------------------
                                      Title: Managing Director